Prospectus Supplement	January 30, 2017

Putnam Global Energy Fund
Prospectus dated December 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, the proposed merger of Putnam Global Energy Fund into Putnam Global Natural Resources Fund. Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Putnam Global Energy Fund and its shareholders. Putnam Global Energy Fund and Putnam Global Natural Resources Fund have identical investment objectives and pursue substantially similar investment strategies. A full description of Putnam Global Natural Resources Fund and the terms of the proposed merger will be contained in a Form N-14 prospectus/proxy statement that will solicit shareholder votes with respect to the merger. The N-14 prospectus/proxy statement is expected to be mailed to shareholders in mid-March, 2017.

Completion of the merger is subject to a number of conditions, including approval by shareholders of Putnam Global Energy Fund. A special meeting of shareholders of Putnam Global Energy Fund is currently scheduled for May 16, 2017. The shareholder meeting may be adjourned to a later date.

Under the terms of the proposed Agreement and Plan of Reorganization, the assets and liabilities of Putnam Global Energy Fund will be transferred to Putnam Global Natural Resources Fund in return for shares of Putnam Global Natural Resources Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of Putnam Global Energy Fund in exchange for their fund shares, in complete liquidation of Putnam Global Energy Fund. Shareholders will receive Merger Shares of the same class as the Putnam Global Energy Fund shares they held. The merger is expected to be tax free for federal income tax purposes.

If shareholders approve the proposed merger, Putnam Management currently expects that Putnam Global Energy Fund may make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about May 17, 2017 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

(over, please)

304825 1/17

Putnam Global Energy Fund will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Putnam Global Natural Resources Fund, nor is it a solicitation of any proxy. For more information regarding Putnam Global Natural Resources Fund, or to receive a free copy of a Form N-14 prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The Form N-14 prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the Form N-14 prospectus/proxy statement carefully before making any investment decisions.